UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 15, 2003

                                -----------------

                             Digital Recorders, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                  1-13408                    56-1362926
 (State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
          Incorporation)                                    Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 9.  Regulation FD Disclosure

On October 15, 2003, Digital Recorders, Inc. (the "Company") announced in a press release its support for "Communities in Motion Day" on Thursday, October 16, 2003. Organized by the American Public Transportation Association (APTA) and observed by transit authorities throughout the United States, "Communities in Motion Day" is designed to promote and enforce the importance of public transportation. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DIGITAL RECORDERS, INC.

Date: October 15, 2003    By: /s/ DAVID L. TURNEY
                              --------------------------------------------------
                              David L. Turney
                              Chairman, Chief Executive Officer and President




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                                  Exhibit 99.1

                      Press Release Dated October 15, 2003